
                           AMERICAN MUTUAL FUND, INC.

                                     Part B
                      Statement of Additional Information
                                January 1, 2010
                         (as supplemented May 27, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of American Mutual Fund, Inc.
(the "fund" or "AMF") dated January 1, 2010. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                           American Mutual Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A      AMRMX        Class 529-A          CMLAX    Class R-1          RMFAX
Class B      AMFBX        Class 529-B          CMLBX    Class R-2          RMFBX
Class C      AMFCX        Class 529-C          CMLCX    Class R-3          RMFCX
Class F-1    AMFFX        Class 529-E          CMLEX    Class R-4          RMFEX
Class F-2    AMRFX        Class 529-F-1        CMLFX    Class R-5          RMFFX
                                                        Class R-6          RMFGX

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Investment portfolio
Financial statements

                         American Mutual Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINE

..    The fund's equity investments are limited to securities included on its eligible list, which consists of securities deemed suitable by the fund's investment adviser in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the fund's board of directors after reviewing and acting upon the recommendations of the fund's investment adviser.

EQUITY SECURITIES

..    The fund will invest principally in equity-type securities such as common stocks and securities that are convertible into common stock.

..    The fund may invest up to 5% of its assets in companies that do not pay a dividend.

DEBT SECURITIES

..    The fund may invest in debt securities rated investment grade or better
     (i.e., Baa3 or better by Moody's Investors Service ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P")) or unrated but determined by the fund's investment adviser to be of equivalent quality.

INVESTING OUTSIDE THE U.S.
 .    The fund may invest up to 20% of its assets in securities of issuers domiciled outside the United States and are not included in the S&P 500
     Corporate Index.

..    The fund may invest up to 5% of its assets in securities of issuers domiciled outside the United States and Canada and are not included in the S&P 500 Corporate Index.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                         American Mutual Fund -- Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

                         American Mutual Fund -- Page 3

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer's debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

INVESTING OUTSIDE THE U.S. -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices;
changing local, regional and global economic, political and social conditions;
expropriation; changes in tax policy; and greater market volatility. The fund's investments in Canadian securities may incur higher brokerage commissions than its investments in the United States, and the fund may bear certain expenses in connection with its currency transactions related to investing in Canadian securities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

OBLIGATIONS BACKED BY THE "FULL FAITH AND CREDIT" OF THE U.S. GOVERNMENT -- U.S.
government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S.
     government. Such agencies and entities include The Federal Financing Bank
     (FFB), the Government National Mortgage Asso-

                         American Mutual Fund -- Page 4

     ciation (Ginnie Mae), the Veterans Administration (VA), the Federal Housing
     Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas
     Private Investment Corporation (OPIC), the Commodity Credit Corporation
     (CCC) and the Small Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.
Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

4(2) COMMERCIAL PAPER -- The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such

                         American Mutual Fund -- Page 5

a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund.
Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- The fund's portfolio turnover rates for the fiscal years ended 2009 and 2008 were 27% and 23%, respectively and the average of the last five years was 22%. The portfolio turnover rate would equal 100% if each security in a fund's portfolio was replaced once per year. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.

With the fund's focus on long term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders, unless the shareholder is exempt from taxation. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

                         American Mutual Fund -- Page 6

                                 FUND POLICIES

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of
1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

These restrictions provide that the fund shall make no investment:

1.   Which involves promotion or business management by the fund;

2.   In any security about which information is not available with respect to the history, management, assets, earnings, and income of the issuer;

3.   If the investment would cause more than 5% of the value of the assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

4.   If the investment would cause more than 20% of the value of the assets of the fund to be invested in securities of companies in any one industry;

5.   If the investment would cause the fund to own more than 10% of any class of securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer;

6.   In any security which has not been placed on the fund's "Eligible List"
(See Prospectus).

The foregoing restrictions do not apply to the purchase of securities issued or fully guaranteed by the U.S. government. Such restrictions also do not apply to the acquisition of securities or property in satisfaction of claims or as distributions on securities owned, or to the exercise of rights distributed on securities owned; but if any securities or property so acquired would not be permitted as an investment under the foregoing restrictions, they must be converted into a permissible investment as soon as reasonably practicable.

The fund is not permitted to:

 7.  Invest in real estate;

 8.  Make any investment which would subject it to unlimited liability;

 9.  Buy securities on margin;

10.  Sell securities short; or

11.  Borrow money.

                         American Mutual Fund -- Page 7

The fund does not concentrate investments in one industry or a group of industries, invest in commodities, or make loans except in the very occasional instance where interest returns on a loan are particularly favorable, the loan is secured by at least 150% of marketable securities, the total loans outstanding would not exceed 20% of the current market value of the assets of the fund, and total loans to any one borrower would not exceed 5% of the value of such assets. No loans have ever been made to any person under the foregoing authority. Loans may not be made to persons affiliated with the fund. The fund does not invest to control other companies. While the fundamental policies of the fund permit it to act as underwriter of securities issued by others, it is not the practice of the fund to do so. The fundamental policies set forth in this paragraph also may not be changed without shareholder approval.

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- Further investment policies of the fund, which may be changed by action of the board of directors, without shareholder approval, state that the fund will not:

1.   Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than
1/2 of 1% of such issuer together own more than 5% of the securities of such issuer;

2.    Invest in the securities of other investment companies (except in connection with the administration of a deferred compensation plan adopted by directors and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission);

3.   Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations;

4.   Ordinarily purchase securities which are non-income-producing at the time of purchase if, as a result, more than 5% of the fund's portfolio is invested in such securities;

5.   Invest in puts, calls, straddles, spreads or any combination thereof;

6.   Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures;

7.   Invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value);

8.    Invest more than 15% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market); and

9.   Issue senior securities, except as permitted by the 1940 Act.

                         American Mutual Fund -- Page 8

10.  The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                         American Mutual Fund -- Page 9

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                   NUMBER OF
 POSITION WITH FUND                                            PORTFOLIOS/3/
 (YEAR FIRST ELECTED              PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/2/)                DURING PAST FIVE YEARS        BY DIRECTOR            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------

 Louise H. Bryson, 66          Chair of the Board of                 6         None
 Director (2010)               Trustees, J. Paul Getty
                               Trust; former President,
                               Distribution, Lifetime
                               Entertainment Network; former
                               Executive Vice President and
                               General Manager, Lifetime
                               Movie Network

-----------------------------------------------------------------------------------------------------------
 Mary Anne Dolan, 63           Founder and President, MAD            9         None
 Chairman of the Board         Ink (communications company)
 (Independent and
 Non-Executive) (1993)
-----------------------------------------------------------------------------------------------------------
 James G. Ellis, 63            Dean and Professor of                41         Quiksilver, Inc.
 Director (2010)               Marketing, Marshall School of
                               Business, University of
                               Southern California
-----------------------------------------------------------------------------------------------------------
 Martin Fenton, 74             Chairman of the Board, Senior        41         Capital Private Client
 Director (1981)               Resource Group LLC                              Services Funds
                               (development and management
                               of senior living communities)

-----------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 63         President and CEO, Fuller            41         None
 Director (2010)               Consulting (financial
                               management consulting firm)

-----------------------------------------------------------------------------------------------------------
 William D. Jones, 54          Real estate developer/ owner,         6         Sempra Energy;
 Director (2006)               President and CEO, CityLink                     SouthWest Water Company
                               Investment Corporation
                               (acquires, develops and
                               manages real estate ventures
                               in selected urban
                               communities) and City Scene
                               Management Company (provides
                               commercial asset and property
                               management services)

-----------------------------------------------------------------------------------------------------------
 L. Daniel Jorndt, 68          Retired; former Chairman of           3         None
 Director (2010)               the Board and CEO, Walgreen
                               Co. (drug store chain)

-----------------------------------------------------------------------------------------------------------
 William H. Kling,/5,6/        President and CEO, American           9         None
 68                            Public Media Group
 Director (2006)
-----------------------------------------------------------------------------------------------------------
 John G. McDonald, 73          Stanford Investors Professor,        12         iStar Financial, Inc.;
 Director (2010)               Graduate School of Business,                    Plum Creek Timber Co.;
                               Stanford University                             QuinStreet, Inc.;
                                                                               Scholastic Corporation
-----------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck, 65         Director and Programming              3         None
 Director (1999)               Chair, WYPR Baltimore/
                               Washington (public radio
                               station); Senior Adviser,
                               Financial News (London);
                               Senior Fellow, Institute for
                               International Economics;
                               former Senior Associate and
                               head of the Global Policy
                               Initiative, Reuters
                               Foundation
-----------------------------------------------------------------------------------------------------------
 Olin C. Robison, Ph.D., 74    Fellow, The Oxford Centre for         3         American Shared Hospital
 Director (1991)               the Study of Christianity and                   Services
                               Culture; Director, The Oxford
                               Project on Religion and
                               Public Policy; President
                               Emeritus of the Salzburg
                               Seminar; President Emeritus,
                               Middlebury College

-----------------------------------------------------------------------------------------------------------
 Steven B. Sample, Ph.D.,      President, University of              3         Intermec, Inc.
 69                            Southern California
 Director (1999)
-----------------------------------------------------------------------------------------------------------

                        American Mutual Fund -- Page 10

[This page is intentionally left blank for this filing.]

                        American Mutual Fund -- Page 11

"INTERESTED" DIRECTORS/7,8/

                                 PRINCIPAL OCCUPATION(S)
                                 DURING PAST FIVE YEARS
 NAME, AGE AND                        AND POSITIONS            NUMBER OF
 POSITION WITH FUND           HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED          OR THE PRINCIPAL UNDERWRITER     OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/OFFICER/2/)             OF THE FUND            BY DIRECTOR            BY DIRECTOR
---------------------------------------------------------------------------------------------------------

 James K. Dunton, 72           Senior Vice President -            17         None
 Vice Chairman of the Board    Capital Research Global
 (1984)                        Investors, Capital Research
                               and Management Company;
                               Director, Capital Research
                               and Management Company
---------------------------------------------------------------------------------------------------------
 Joyce E. Gordon, 53           Senior Vice President -             4         None
 President (2005)              Capital Research Global
                               Investors, Capital Research
                               and Management Company;
                               Director, Capital Research
                               and Management Company
---------------------------------------------------------------------------------------------------------

OTHER OFFICERS/8/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST                  AND POSITIONS HELD WITH AFFILIATED ENTITIES
 ELECTED/2/                    OR THE PRINCIPAL UNDERWRITER OF THE FUND
 AS AN OFFICER)
-------------------------------------------------------------------------------

 James B. Lovelace,      Senior Vice President - Capital Research Global
 54                      Investors, Capital Research and Management Company;
 Senior Vice             Director, The Capital Group Companies, Inc.*
 President (2006)
-------------------------------------------------------------------------------
 William L. Robbins,     Senior Vice President - Capital Research Global
 41                      Investors, Capital Research Company*; Director and
 Senior Vice             Co-President, Capital Research Company*
 President (2004)
-------------------------------------------------------------------------------
 Paul F. Roye, 56        Senior Vice President - Fund Business Management
 Senior Vice             Group, Capital Research and Management Company;
 President (2007)        Director, American Funds Service Company*; former
                         Director, Division of Investment Management, United
                         States Securities and Exchange Commission
-------------------------------------------------------------------------------
 Christopher D.          Senior Vice President - Capital Research Global
 Buchbinder, 38          Investors, Capital Research Company*; Director,
 Vice President          Capital Research Company*
 (2006)
-------------------------------------------------------------------------------
 James Terrile, 44       Senior Vice President - Capital Research Global
 Vice President          Investors, Capital Research Company*
 (2007)
-------------------------------------------------------------------------------
 Vincent P. Corti, 53    Vice President - Fund Business Management Group,
 Secretary (1994)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Karl C. Grauman, 42     Vice President - Fund Business Management Group,
 Treasurer (2006)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Courtney R. Taylor,     Assistant Vice President - Fund Business Management
 35                      Group, Capital Research and Management Company
 Assistant Secretary
 (2007)
-------------------------------------------------------------------------------
 Jeffrey P. Regal, 38    Vice President - Fund Business Management Group,
 Assistant Treasurer     Capital Research and Management Company
 (2003)
-------------------------------------------------------------------------------

                        American Mutual Fund -- Page 12

* Company affiliated with Capital Research and Management Company.

1 The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.

2 Directors and officers of the fund serve until their resignation, removal or retirement.
 3 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,/(R)/ Inc.,
 which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.
5 Gordon Crawford (Senior Vice President, Capital Research Global Investors,
 Capital Research and Management Company and Director, The Capital Group
 Companies, Inc.) has been a trustee of Southern California Public Radio, where
 Mr. Kling formerly served as a trustee and as Second Vice Chair during 2008 and
 2009.
 6 Irwin Financial Corporation filed a petition for liquidation under Chapter 7 of the federal Bankruptcy Code on September 21, 2009. This action followed the issuance of consent orders by relevant federal and state banking authorities and the appointment of the Federal Deposit Insurance Corporation as receiver for Irwin Financial Corporation's two banking subsidiaries. Mr. Kling is a former director of Irwin Financial Corporation.
7 "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
8 All of the officers listed, with the exception of Christopher D. Buchbinder, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                        American Mutual Fund -- Page 13

 FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2009:

                                                                                AGGREGATE
                                                                                 DOLLAR
                                                                               RANGE/1/ OF
                                                                               INDEPENDENT
                                           AGGREGATE                            DIRECTORS
                                        DOLLAR RANGE/1/       DOLLAR            DEFERRED
                                           OF SHARES        RANGE/1 /OF      COMPENSATION/2/
                                           OWNED IN         INDEPENDENT       ALLOCATED TO
                                           ALL FUNDS         DIRECTORS          ALL FUNDS
                                            IN THE           DEFERRED            WITHIN
                       DOLLAR RANGE/1/  AMERICAN FUNDS    COMPENSATION/2/    AMERICAN FUNDS
                           OF FUND      FAMILY OVERSEEN      ALLOCATED       FAMILY OVERSEEN
        NAME            SHARES OWNED      BY DIRECTOR         TO FUND          BY DIRECTOR
---------------------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
---------------------------------------------------------------------------------------------
 Louise H. Bryson/3/    Over $100,000    Over $100,000          N/A           Over $100,000

---------------------------------------------------------------------------------------------
 Mary Anne Dolan          $10,001 -      Over $100,000          N/A                N/A
                           $50,000
---------------------------------------------------------------------------------------------
 James G. Ellis/3/          None         Over $100,000          N/A                N/A
---------------------------------------------------------------------------------------------
 Martin Fenton          Over $100,000    Over $100,000     Over $100,000      Over $100,000

---------------------------------------------------------------------------------------------
 Leonard R.                 None           $50,001 -       $1 - $10,000       Over $100,000
 Fuller/3/                                 $100,000
---------------------------------------------------------------------------------------------
 William D. Jones         $10,001 -      Over $100,000   $10,001 - $50,000    Over $100,000
                           $50,000
---------------------------------------------------------------------------------------------
 L. Daniel Jorndt/3/    Over $100,000    Over $100,000          N/A                N/A

---------------------------------------------------------------------------------------------
 William H. Kling       Over $100,000    Over $100,000          N/A                N/A

---------------------------------------------------------------------------------------------
 John G. McDonald/3/      $10,001 -      Over $100,000          N/A                N/A
                           $50,000
---------------------------------------------------------------------------------------------
 Bailey Morris-Eck        $10,001 -      Over $100,000       $50,001 -        Over $100,000
                           $50,000                           $100,000
---------------------------------------------------------------------------------------------
 Olin C. Robison            None         Over $100,000     Over $100,000      Over $100,000
---------------------------------------------------------------------------------------------
 Steven B. Sample         $10,001 -      Over $100,000          N/A                N/A
                           $50,000
---------------------------------------------------------------------------------------------

                        American Mutual Fund -- Page 14

                                                          AGGREGATE
                                                       DOLLAR RANGE/1/
                                                          OF SHARES
                                                           OWNED IN
                                                          ALL FUNDS
                                                            IN THE
                          DOLLAR RANGE/1/               AMERICAN FUNDS
                              OF FUND                  FAMILY OVERSEEN
       NAME                 SHARES OWNED                 BY DIRECTOR
-----------------------------------------------------------------------------

 "INTERESTED" DIRECTORS
-----------------------------------------------------------------------------
 James K. Dunton           Over $100,000                Over $100,000
-----------------------------------------------------------------------------
 Joyce E.                  Over $100,000                Over $100,000
 Gordon/3/
-----------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.
2 Eligible directors may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director.
 3 Ms. Bryson and Messrs. Ellis, Fuller, Jorndt and McDonald were newly elected to the board effective January 1, 2010.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $13,125 to $20,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

                        American Mutual Fund -- Page 15

DIRECTOR COMPENSATION EARNED DURING THE FISCAL YEAR ENDED OCTOBER 31, 2009

                                                                                                             TOTAL COMPENSATION
                                                                                                                 (INCLUDING
                                                                                                            VOLUNTARILY DEFERRED
                                                                                                              COMPENSATION/1/)
                                                                                                          FROM ALL FUNDS MANAGED BY
                                                                               AGGREGATE COMPENSATION       CAPITAL RESEARCH AND
                                                                               (INCLUDING VOLUNTARILY            MANAGEMENT
                                                                              DEFERRED COMPENSATION/1/)        COMPANY OR ITS
                                    NAME                                            FROM THE FUND               AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------

 Louise H. Bryson/3/                                                                      None                    $208,500
------------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan                                                                       $58,458                     322,833
------------------------------------------------------------------------------------------------------------------------------------
 James G. Ellis/3/                                                                        None                     227,511
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/4/                                                                       34,918                     436,278
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller/3/                                                                     None                     359,173
------------------------------------------------------------------------------------------------------------------------------------
 William D. Jones/4/                                                                    50,750                     222,833
------------------------------------------------------------------------------------------------------------------------------------
 L. Daniel Jorndt/3/                                                                      None                     115,500
------------------------------------------------------------------------------------------------------------------------------------
 William H. Kling                                                                       48,178                     355,708
------------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald/3/                                                                      None                     408,250
------------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck/4/                                                                   47,083                     194,500
------------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison/4/                                                                     48,083                     208,500
------------------------------------------------------------------------------------------------------------------------------------
 Steven B. Sample                                                                       55,750                     115,500
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended October 31, 2009 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
 2 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,/(R)/ Inc.,
 which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
3 Ms. Bryson and Messrs. Ellis, Fuller, Jorndt and McDonald were newly elected to the board effective January 1, 2010.
4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2009 fiscal year for participating directors is as follows: Martin Fenton
 ($348,200), William D. Jones ($43,059), Bailey Morris-Eck ($383,744) and Olin
 C. Robison ($345,078). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of May 1, 2010, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1949 and reincorporated in Maryland on December 20,
1983. At a meeting of the fund's shareholders on November 24, 2009, shareholders approved the reorganization of the fund to a Delaware statutory trust. The reorganization is expected to be completed in 2010 or early 2011; however, the fund reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC's website at sec.gov. Although the board of directors has delegated day-to-day oversight to the investment

                        American Mutual Fund -- Page 16

adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to the fund's Class 529 shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the

                        American Mutual Fund -- Page 17

fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Mary Anne Dolan, James G. Ellis, Leonard R. Fuller, William D.
Jones, L. Daniel Jorndt, John G. McDonald and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Four audit committee meetings were held during the 2009 fiscal year.

The fund has a contracts committee comprised of Louise H. Bryson, Mary Anne
Dolan, James G. Ellis, Martin Fenton, Leonard R. Fuller, William D. Jones, L.
Daniel Jorndt, William H. Kling, John G. McDonald, Bailey Morris-Eck, Olin C.
Robison and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2009 fiscal year.

The fund has a nominating committee comprised of Louise H. Bryson, Martin
Fenton, William H. Kling, Bailey Morris-Eck and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Four nominating committee meetings were held during the 2009 fiscal year.

PROXY VOTING PROCEDURES AND PRINCIPLES -- The fund's investment adviser, in consultation with the fund's board, has adopted Proxy Voting Procedures and
Principles (the "Principles") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance
Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds' boards monitor the proxy voting process and provide guidance with respect to the Principles.

                        American Mutual Fund -- Page 18

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

                        American Mutual Fund -- Page 19

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.
 PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on May 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------

 Edward D. Jones & Co.                      Record      Class A        26.85%
 Omnibus Account                                        Class B        14.13
 Maryland Heights, MO
-------------------------------------------------------------------------------
 First Clearing, LLC                        Record      Class A         6.52
 Custody Account                                        Class B         6.83
 St. Louis, MO                                          Class C        11.38
                                                        Class F-1       6.68
-------------------------------------------------------------------------------
 Pershing, LLC                              Record      Class A         5.05
 Jersey City, NJ                                        Class B         8.44
                                                        Class C         8.26
                                                        Class F-1      17.07
                                                        Class F-2      16.82
-------------------------------------------------------------------------------
 Merrill Lynch                              Record      Class C         9.33
 Omnibus Account                                        Class F-2      16.46
 Jacksonville, FL
-------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.             Record      Class C         8.16
 Omnibus Account
 New York, NY
-------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                 Record      Class F-1       5.56
 Custody Account                                        Class F-2       6.55
 San Francisco, CA                                      Class R-4      13.51
                                                        Class R-5       5.26
-------------------------------------------------------------------------------
 LPL Financial                              Record      Class F-1       5.25
 Omnibus Account                                        Class F-2       5.87
 San Diego, CA
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2       8.74
 Capital Group Private Client Services      Beneficial
 Account
 Los Angeles, CA
-------------------------------------------------------------------------------
 Hartford Life Insurance Co. Separate       Record      Class R-1      35.71
 Account                                    Beneficial  Class R-3      18.95
 401K Plan
 Hartford, CT
-------------------------------------------------------------------------------
 Principal Financial Group                  Record      Class R-1      13.87
 Omnibus Account                                        Class R-3       6.18
 Des Moines, IA
-------------------------------------------------------------------------------
 NFS, LLC FEBO                              Record      Class R-4      10.21
 401K Plans                                 Beneficial  Class R-5       9.40
 Covington, KY
-------------------------------------------------------------------------------
 Medisys Health Management                  Record      Class R-4       6.26
 Retirement Plan                            Beneficial
 Phoenix, AZ
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                      Record      Class R-5      17.58
 Retirement Plan                            Beneficial
 Norwood, MA
-------------------------------------------------------------------------------
 The Capital Group Companies                Record      Class R-5      16.87
 Retirement Plans                           Beneficial
 Los Angeles, CA
-------------------------------------------------------------------------------
 Wells Fargo Bank NA FBO                    Record      Class R-5       8.89
 Retirement Plan                            Beneficial
 Minneapolis, MN
-------------------------------------------------------------------------------
 Saxon & Co.                                Record      Class R-5       5.20
 Retirement Plan                            Beneficial
 Philadelphia, PA
-------------------------------------------------------------------------------
 American Funds 2020 Target Date            Record      Class R-6      15.76
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2030 Target Date            Record      Class R-6      12.81
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2025 Target Date            Record      Class R-6      12.77
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2015 Target Date            Record      Class R-6      12.67
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2035 Target Date            Record      Class R-6       9.67
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2040 Target Date            Record      Class R-6       9.43
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------
 American Funds 2010 Target Date            Record      Class R-6       9.04
 Retirement Fund
 Los Angeles, CA
-------------------------------------------------------------------------------

                        American Mutual Fund -- Page 20

[This page is intentionally left blank for this filing.]

                        American Mutual Fund -- Page 21

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital
Research Global Investors may be incorporated into wholly owned subsidiaries of
Capital Research and Management Company. In that event, Capital Research and
Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital
Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund's board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund's shareholders approved this arrangement at a meeting of the fund's shareholders on November 24, 2009. There is no assurance that Capital
Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

                        American Mutual Fund -- Page 22

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: Lipper Growth & Income
Funds Index; S&P 500; and the securities that are eligible to be purchased by the fund.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                        American Mutual Fund -- Page 23

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF OCTOBER 31, 2009:

                                         NUMBER             NUMBER
                                        OF OTHER           OF OTHER          NUMBER
                                       REGISTERED           POOLED          OF OTHER
                                       INVESTMENT         INVESTMENT        ACCOUNTS
                                    COMPANIES (RICS)   VEHICLES (PIVS)      FOR WHICH
                                        FOR WHICH         FOR WHICH         PORTFOLIO
                                        PORTFOLIO         PORTFOLIO         COUNSELOR
                      DOLLAR RANGE      COUNSELOR         COUNSELOR       IS A MANAGER
                        OF FUND       IS A MANAGER       IS A MANAGER      (ASSETS OF
     PORTFOLIO           SHARES      (ASSETS OF RICS   (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR          OWNED/1/     IN BILLIONS)/2/   IN BILLIONS)/3/   IN BILLIONS)/4/
------------------------------------------------------------------------------------------

 James K. Dunton       $500,001 -      2      $141.4         None              None
                       $1,000,000
-------------------------------------------------------------------------------------------
 Joyce E. Gordon          Over         4      $218.4         None              None
                       $1,000,000
-------------------------------------------------------------------------------------------
 James B. Lovelace     $100,001 -      4      $234.5         None              None
                        $500,000
-------------------------------------------------------------------------------------------
 William L. Robbins    $100,001 -         None               None              None
                        $500,000
-------------------------------------------------------------------------------------------
 James Terrile         $100,001 -         None               None              None
                        $500,000
-------------------------------------------------------------------------------------------
 R. Michael            $100,001 -      2      $ 76.6         None              None
 Shanahan               $500,000
-------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
 No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital
 Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until March 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross

                        American Mutual Fund -- Page 24

 negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund's board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

As compensation for its services, the investment adviser receives a monthly fee that is based on the following annualized rates and daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.384%               $             0            $ 1,000,000,000
------------------------------------------------------------------------------
         0.330                  1,000,000,000              2,000,000,000
------------------------------------------------------------------------------
         0.294                  2,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.270                  3,000,000,000              5,000,000,000
------------------------------------------------------------------------------
         0.252                  5,000,000,000              8,000,000,000
------------------------------------------------------------------------------
         0.240                  8,000,000,000             13,000,000,000
------------------------------------------------------------------------------
         0.230                 13,000,000,000             21,000,000,000
------------------------------------------------------------------------------
         0.225                 21,000,000,000
------------------------------------------------------------------------------

 For the fiscal years ended October 31, 2009, 2008 and 2007, the investment adviser was entitled to receive from the fund management fees of $35,594,000,
$46,740,000 and $52,131,000, respectively. After giving effect to the management fee waivers/expense reimbursements described below, the fund paid the investment adviser management fees of $35,004,000 (a reduction of $590,000), $42,066,000 (a reduction of $4,674,000) and $46,918,000 (a reduction of $5,213,000) for the fiscal years ended October 31, 2009, 2008 and 2007, respectively.

                        American Mutual Fund -- Page 25

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January
1, 2009.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until March
31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,/(R)/ the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and
0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder
Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

                        American Mutual Fund -- Page 26

During the 2009 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                 $949,000
--------------------------------------------------------------------------------
               CLASS F-1                                 446,000
--------------------------------------------------------------------------------
               CLASS F-2                                  68,000
--------------------------------------------------------------------------------
              CLASS 529-A                                249,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 46,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 79,000
--------------------------------------------------------------------------------
              CLASS 529-E                                 14,000
--------------------------------------------------------------------------------
             CLASS 529-F-1                                 9,000
--------------------------------------------------------------------------------
               CLASS R-1                                  23,000
--------------------------------------------------------------------------------
               CLASS R-2                                 643,000
--------------------------------------------------------------------------------
               CLASS R-3                                 349,000
--------------------------------------------------------------------------------
               CLASS R-4                                  93,000
--------------------------------------------------------------------------------
               CLASS R-5                                 203,000
--------------------------------------------------------------------------------
              CLASS R-6*                                  74,000
--------------------------------------------------------------------------------

 * Class R-6 was first offered for sale on May 1, 2009.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares sold prior to April 21, 2009, the
          Principal Underwriter sold its rights to the 0.75%
          distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The
          Principal Underwriter compensated investment dealers for sales of
          Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

                        American Mutual Fund -- Page 27

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and
529-B shares prior to April 21, 2009. The fund also reimburses the Principal
Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4
shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2009            $3,152,000          $13,782,000
                                                  2008             4,468,000           19,180,000
                                                  2007             6,813,000           29,253,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2009                62,000              438,000
                                                  2008               185,000            1,321,000
                                                  2007               341,000            2,124,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2009                     0              703,000
                                                  2008               277,000              841,000
                                                  2007                80,000            1,442,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2009               183,000              860,000
                                                  2008               191,000              876,000
                                                  2007               244,000            1,118,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2009                 7,000               42,000
                                                  2008                16,000              123,000
                                                  2007                23,000              142,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2009                     0              104,000
                                                  2008                 7,000              101,000
                                                  2007                    --              134,000
-----------------------------------------------------------------------------------------------------

                        American Mutual Fund -- Page 28

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.25% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                        American Mutual Fund -- Page 29

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------

          Class C                           0.25%        0.75%          1.00%
         -------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
         -------------------------------------------------------------------------
          Class F-1                         0.25           --           0.50
         -------------------------------------------------------------------------
          Class 529-F-1                     0.25           --           0.50
         -------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
         -------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
         -------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
         -------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
         -------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     1Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
     2The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

During the 2009 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                 $24,858,000                 $3,760,000
------------------------------------------------------------------------------
        CLASS B                   4,101,000                    445,000
------------------------------------------------------------------------------
        CLASS C                   5,481,000                    889,000
------------------------------------------------------------------------------
       CLASS F-1                    843,000                    154,000
------------------------------------------------------------------------------
      CLASS 529-A                   402,000                     70,000
------------------------------------------------------------------------------
      CLASS 529-B                   308,000                     38,000
------------------------------------------------------------------------------
      CLASS 529-C                   546,000                    103,000
------------------------------------------------------------------------------
      CLASS 529-E                    53,000                     10,000
------------------------------------------------------------------------------
     CLASS 529-F-1                       --                         --
------------------------------------------------------------------------------
       CLASS R-1                    131,000                     27,000
------------------------------------------------------------------------------
       CLASS R-2                    840,000                    164,000
------------------------------------------------------------------------------
       CLASS R-3                    746,000                    146,000
------------------------------------------------------------------------------
       CLASS R-4                    146,000                     31,000
------------------------------------------------------------------------------

                        American Mutual Fund -- Page 30

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

FEE TO VIRGINIA COLLEGE SAVINGS PLAN -- With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of
0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion,
0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the
American Funds for the last month of the prior calendar quarter.

                        American Mutual Fund -- Page 31

OTHER COMPENSATION TO DEALERS -- As of July 2009, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
              Advantage Capital Corporation
              American General Securities Incorporated
              FSC Securities Corporation
              Royal Alliance Associates, Inc.
              SagePoint Financial, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
              Hornor, Townsend & Kent, Inc.
              Janney Montgomery Scott LLC
     ING Advisors Network Inc.
              Bancnorth Investment Group, Inc.
              Financial Network Investment Corporation
              Guaranty Brokerage Services, Inc.
              ING Financial Partners, Inc.
              Multi-Financial Securities Corporation
              Primevest Financial Services, Inc.
     Intersecurities / Transamerica
              InterSecurities, Inc.
              Transamerica Financial Advisors, Inc.
     J. J. B. Hilliard, W. L. Lyons, LLC
     JJB Hilliard/PNC Bank
              PNC Bank, National Association
              PNC Investments LLC
     Lincoln Financial Advisors Corporation
     Lincoln Financial Securities Corporation
     LPL Group
              Associated Securities Corp.
              LPL Financial Corporation
              Mutual Service Corporation
              Uvest Investment Services
              Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
              Metlife Securities Inc.
              New England Securities
              Tower Square Securities, Inc.
              Walnut Street Securities, Inc.
     MML Investors Services, Inc.

                        American Mutual Fund -- Page 32

     Morgan Keegan & Company, Inc.
     Morgan Stanley Smith Barney LLC
     National Planning Holdings Inc.
              Invest Financial Corporation
              Investment Centers of America, Inc.
              National Planning Corporation
              SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     PFS Investments Inc.
     Raymond James Group
              Raymond James & Associates, Inc.
              Raymond James Financial Services Inc.
     RBC Capital Markets Corporation
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
              CRI Securities, LLC
              Securian Financial Services, Inc.
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wells Fargo Network
              A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
              First Clearing LLC
              H.D. Vest Investment Securities, Inc.
              Wells Fargo Advisors Financial Network, LLC
              Wells Fargo Advisors Investment Services Group
              Wells Fargo Advisors Latin American Channel
              Wells Fargo Advisors Private Client Group
           Wells Fargo Investments, LLC

                        American Mutual Fund -- Page 33

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of

                        American Mutual Fund -- Page 34

brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities
Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner

                        American Mutual Fund -- Page 35

among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
October 31, 2009, 2008 and 2007 amounted to $5,036,000, $5,424,000 and
$4,897,000, respectively. The increase in commissions paid between 2007 and 2008 was a result of an increase in the volume of trading activity during the year.
The decrease in commissions paid between 2008 and 2009 was largely due to a decrease in the commissions paid per share transacted.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc. As of the fund's most recent fiscal year-end, the fund held debt securities of Citigroup Inc. in the amount of $94,642,000.

                        American Mutual Fund -- Page 36

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

                        American Mutual Fund -- Page 37

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                        American Mutual Fund -- Page 38

                                PRICE OF SHARES
 Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the
Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent's policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the
Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal
Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

 All portfolio securities of funds managed by Capital Research and Management
Company (other than American Funds Money Market Fund/(R)/) are valued, and the net asset values per share for each share class are determined, as indicated
below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

                        American Mutual Fund -- Page 39

 Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value. Where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate

                        American Mutual Fund -- Page 40

actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes.
Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                        American Mutual Fund -- Page 41

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in

                        American Mutual Fund -- Page 42

writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time.

                        American Mutual Fund -- Page 43

     Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to distribute its net capital gain each year. The fund's net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains

                        American Mutual Fund -- Page 44

     as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of net capital gain that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of
     15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

                        American Mutual Fund -- Page 45

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                        American Mutual Fund -- Page 46

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- Using the American FundsLine. Please see the "Shareholder
     account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- Using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                        American Mutual Fund -- Page 47

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.
 OTHER PURCHASE INFORMATION -- Class 529 shares may be purchased only through
CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in
CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

 Class R-5 and R-6 shares may also be made available to the Virginia College
Savings Plan for use in the Virginia Education Savings Trust and the Virginia
Prepaid Education Program and other registered investment companies approved by the fund.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                        American Mutual Fund -- Page 48

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and
     .    American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company's Capital Group Private
          Client Services division.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the fund's minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money
Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of
American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of
America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

 FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain

                        American Mutual Fund -- Page 49

 distributions. Generally, purchases and redemptions will not be considered
"systematic" unless the transaction is pre-scheduled for a specific date.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.
     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service
     Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                        American Mutual Fund -- Page 50

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                        American Mutual Fund -- Page 51

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

     Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1,
     2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the

                        American Mutual Fund -- Page 52

          spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

                        American Mutual Fund -- Page 53

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a
     13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph titled "Rights of accumulation") eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

                        American Mutual Fund -- Page 54

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new
     Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. In addition, effective May 1, 2009, the
     Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

                        American Mutual Fund -- Page 55

     .    individual-type employee benefit plans, such as an IRA,
          single-participant Keogh-type plan, or a participant account of a
          403(b) plan that is treated as an individual-type plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

                        American Mutual Fund -- Page 56

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American
     Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds
     Money Market Fund are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") as of the day prior to your American Funds investment or
     (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

                        American Mutual Fund -- Page 57

     You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.
          Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, "account" means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

                        American Mutual Fund -- Page 58

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds
Money Market Fund be wired to your bank by writing American Funds Service
Company. A signature guarantee is required on all requests to wire funds.

                        American Mutual Fund -- Page 59

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                        American Mutual Fund -- Page 60

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American
Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its

                        American Mutual Fund -- Page 61

affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund's board of directors. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

 SHARE CERTIFICATES -- Shares are credited to your account. The fund's board may determine if the fund issues share certificates.

                        American Mutual Fund -- Page 62

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $14,476,000 for Class A shares and  $580,000 for Class
B shares for the 2009 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management
Company and from the relevant share class, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte &
Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as independent legal counsel ("counsel") for the fund and for independent directors in their capacities as such. Certain legal matters in connection with the shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's counsel will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund's investment portfolio or summary investment

                        American Mutual Fund -- Page 63

 portfolio, financial statements and other information. Shareholders may request a copy of the fund's current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to prospectus@americanfunds.com. Shareholders may also access the fund's current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.
The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

                        American Mutual Fund -- Page 64

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $21.57
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $22.89

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

 The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

                        American Mutual Fund -- Page 65

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
International Growth and
Income Fund/SM/ . . . . . .     034      234      334       434         634
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/(R)/ . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American Funds Short-Term
Tax-Exempt Bond Fund/SM/  .     039      N/A      N/A       439         639
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUND
American Funds Money Market
Fund/(R)/ . . . . . . . . .     059      259      359       459         659
___________
*Qualified for sale only in certain jurisdictions.

                        American Mutual Fund -- Page 66

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
International Growth and Income
Fund . . . . . . . . . . . . .    1034     1234     1334     1534       1434
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
American Funds Money Market
Fund . . . . . . . . . . . . .    1059     1259     1359     1559       1459

                        American Mutual Fund -- Page 67

                                               FUND NUMBERS
                                     ------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                  R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . .   2102   2202   2302   2402   2502    2602
American Balanced Fund . . . . . .   2111   2211   2311   2411   2511    2611
American Mutual Fund . . . . . . .   2103   2203   2303   2403   2503    2603
Capital Income Builder . . . . . .   2112   2212   2312   2412   2512    2612
Capital World Growth and Income
Fund . . . . . . . . . . . . . . .   2133   2233   2333   2433   2533    2633
EuroPacific Growth Fund  . . . . .   2116   2216   2316   2416   2516    2616
Fundamental Investors  . . . . . .   2110   2210   2310   2410   2510    2610
The Growth Fund of America . . . .   2105   2205   2305   2405   2505    2605
The Income Fund of America . . . .   2106   2206   2306   2406   2506    2606
International Growth and Income
Fund . . . . . . . . . . . . . . .   2134   2234   2334   2434   2534    2634
The Investment Company of America    2104   2204   2304   2404   2504    2604
The New Economy Fund . . . . . . .   2114   2214   2314   2414   2514    2614
New Perspective Fund . . . . . . .   2107   2207   2307   2407   2507    2607
New World Fund . . . . . . . . . .   2136   2236   2336   2436   2536    2636
SMALLCAP World Fund  . . . . . . .   2135   2235   2335   2435   2535    2635
Washington Mutual Investors Fund .   2101   2201   2301   2401   2501    2601
BOND FUNDS
American High-Income Trust . . . .   2121   2221   2321   2421   2521    2621
The Bond Fund of America . . . . .   2108   2208   2308   2408   2508    2608
Capital World Bond Fund  . . . . .   2131   2231   2331   2431   2531    2631
Intermediate Bond Fund of America    2123   2223   2323   2423   2523    2623
Short-Term Bond Fund of America. .   2148   2248   2348   2448   2548    2648
U.S. Government Securities Fund  .   2122   2222   2322   2422   2522    2622
MONEY MARKET FUND
American Funds Money Market Fund .   2159   2259   2359   2459   2559    2659

                        American Mutual Fund -- Page 68

                                           FUND NUMBERS
                            ---------------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                        CLASS A   R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2055 Target
Date Retirement Fund/SM/      082    2182   2282   2382   2482   2582    2682
American Funds 2050 Target
Date Retirement Fund/(R)/     069    2169   2269   2369   2469   2569    2669
American Funds 2045 Target
Date Retirement Fund/(R)/     068    2168   2268   2368   2468   2568    2668
American Funds 2040 Target
Date Retirement Fund/(R)/     067    2167   2267   2367   2467   2567    2667
American Funds 2035 Target
Date Retirement Fund/(R)/     066    2166   2266   2366   2466   2566    2666
American Funds 2030 Target
Date Retirement Fund/(R)/     065    2165   2265   2365   2465   2565    2665
American Funds 2025 Target
Date Retirement Fund/(R)/     064    2164   2264   2364   2464   2564    2664
American Funds 2020 Target
Date Retirement Fund/(R)/     063    2163   2263   2363   2463   2563    2663
American Funds 2015 Target
Date Retirement Fund/(R)/     062    2162   2262   2362   2462   2562    2662
American Funds 2010 Target
Date Retirement Fund/(R)/     061    2161   2261   2361   2461   2561    2661

                        American Mutual Fund -- Page 69

..
[logo – American Funds®]

American Mutual Fund®
Investment portfolio

October 31, 2009

Common stocks — 84.32%	Shares	Value (000)

ENERGY — 9.02%
Apache Corp.	123,400	$11,614
Baker Hughes Inc.	1,070,000	45,015
BJ Services Co.	4,814,837	92,445
Chevron Corp.	1,973,911	151,083
ConocoPhillips	4,177,900	209,647
Devon Energy Corp.	1,925,000	124,567
EOG Resources, Inc.	471,600	38,511
Halliburton Co.	1,200,000	35,052
Hess Corp.	822,200	45,007
Marathon Oil Corp.	5,353,600	171,155
Royal Dutch Shell PLC, Class A (ADR)	4,076,000	242,155
Schlumberger Ltd.	880,400	54,761
Smith International, Inc.	350,000	9,705
Spectra Energy Corp	3,930,500	75,151
Sunoco, Inc.	500,000	15,400
		1,321,268

MATERIALS — 3.60%
Air Products and Chemicals, Inc.	2,467,300	190,303
Dow Chemical Co.	750,000	17,610
International Paper Co.	1,250,000	27,887
MeadWestvaco Corp.	6,209,864	141,771
Monsanto Co.	220,700	14,827
Potash Corp. of Saskatchewan Inc.	210,000	19,484
Praxair, Inc.	1,222,300	97,100
Weyerhaeuser Co.	500,000	18,170
		527,152

INDUSTRIALS — 15.88%
3M Co.	2,013,700	148,148
Avery Dennison Corp.	3,710,000	132,261
Boeing Co.	2,585,000	123,563
Burlington Northern Santa Fe Corp.	2,315,000	174,366
Cintas Corp.	785,000	21,737
CSX Corp.	2,742,500	115,679
Eaton Corp.	400,000	24,180
Emerson Electric Co.	1,300,000	49,075
General Dynamics Corp.	945,000	59,251
General Electric Co.	8,417,500	120,034
Illinois Tool Works Inc.	850,000	39,032
Ingersoll-Rand PLC	1,300,000	41,067
Lockheed Martin Corp.	1,330,000	91,491
Manpower Inc.	740,000	35,083
Norfolk Southern Corp.	230,000	10,723
Northrop Grumman Corp.	1,300,000	65,169
Pentair, Inc.	1,800,000	52,380
Pitney Bowes Inc.	4,166,900	102,089
Precision Castparts Corp.	314,000	29,996
R.R. Donnelley & Sons Co.	6,212,657	124,750
Rockwell Automation	1,250,000	51,187
Southwest Airlines Co.	4,450,000	37,380
Union Pacific Corp.	1,990,000	109,729
United Parcel Service, Inc., Class B	3,550,000	190,564
United Technologies Corp.	4,030,000	247,643
Waste Management, Inc.	4,345,000	129,829
		2,326,406

CONSUMER DISCRETIONARY — 7.71%
Carnival Corp., units	655,000	19,074
Comcast Corp., Class A, special nonvoting shares	1,500,000	21,030
Darden Restaurants, Inc.	3,365,000	101,993
Harley-Davidson, Inc.	2,408,000	60,007
Home Depot, Inc.	750,000	18,817
Johnson Controls, Inc.	5,990,000	143,281
Leggett & Platt, Inc.	2,316,074	44,770
Lowe’s Companies, Inc.	3,200,400	62,632
Mattel, Inc.	4,500,000	85,185
McDonald’s Corp.	900,000	52,749
News Corp., Class A	3,850,000	44,352
Omnicom Group Inc.	1,500,000	51,420
Staples, Inc.	1,600,000	34,720
Target Corp.	2,000,000	96,860
Time Warner Cable Inc.	322,381	12,715
Time Warner Inc.	4,002,666	120,560
VF Corp.	1,150,000	81,696
YUM! Brands, Inc.	2,340,000	77,103
		1,128,964

CONSUMER STAPLES — 6.56%
Avon Products, Inc.	2,690,000	86,214
Coca-Cola Co.	1,850,000	98,623
Colgate-Palmolive Co.	637,500	50,127
ConAgra Foods, Inc.	950,000	19,950
General Mills, Inc.	750,000	49,440
H.J. Heinz Co.	600,000	24,144
Kellogg Co.	2,685,600	138,416
Kimberly-Clark Corp.	1,900,000	116,204
Kraft Foods Inc., Class A	2,224,200	61,210
PepsiCo, Inc.	2,305,000	139,568
Procter & Gamble Co.	310,000	17,980
Sara Lee Corp.	6,193,800	69,928
Wal-Mart Stores, Inc.	1,800,000	89,424
		961,228

HEALTH CARE — 9.55%
Abbott Laboratories	4,179,600	211,362
Amgen Inc.1	630,000	33,850
Bristol-Myers Squibb Co.	4,662,500	101,642
Cardinal Health, Inc.	1,305,000	36,984
Eli Lilly and Co.	2,760,000	93,868
Johnson & Johnson	600,000	35,430
Medtronic, Inc.	3,452,000	123,236
Merck & Co., Inc.	11,635,000	359,871
Novartis AG (ADR)	1,900,000	98,705
Pfizer Inc	9,895,000	168,512
Schering-Plough Corp.	4,800,000	135,360
		1,398,820

FINANCIALS — 3.24%
Allstate Corp.	700,000	20,699
Arthur J. Gallagher & Co.	1,037,331	23,143
Bank of America Corp.	3,227,933	47,063
Bank of New York Mellon Corp.	3,456,000	92,137
Capital One Financial Corp.	735,000	26,901
JPMorgan Chase & Co.	3,293,000	137,549
Lincoln National Corp.	413,300	9,849
Marsh & McLennan Companies, Inc.	1,165,000	27,331
Travelers Companies, Inc.	1,000,000	49,790
U.S. Bancorp	1,750,000	40,635
		475,097

INFORMATION TECHNOLOGY — 14.13%
Analog Devices, Inc.	700,000	17,941
Automatic Data Processing, Inc.	2,000,000	79,600
Cisco Systems, Inc.1	1,950,000	44,558
Google Inc., Class A1	57,000	30,559
Hewlett-Packard Co.	4,320,000	205,027
Intel Corp.	9,423,000	180,074
International Business Machines Corp.	2,810,000	338,914
KLA-Tencor Corp.	694,100	22,565
Linear Technology Corp.	3,845,000	99,509
Maxim Integrated Products, Inc.	4,930,000	82,183
Microchip Technology Inc.	3,890,725	93,222
Microsoft Corp.	16,849,198	467,228
Nokia Corp. (ADR)	1,940,000	24,463
Oracle Corp.	6,815,000	143,796
Paychex, Inc.	1,000,000	28,410
QUALCOMM Inc.	800,000	33,128
SAP AG (ADR)	1,031,000	46,673
Texas Instruments Inc.	4,100,000	96,145
Tyco Electronics Ltd.	900,000	19,125
Xilinx, Inc.	800,400	17,409
		2,070,529

TELECOMMUNICATION SERVICES — 6.41%
AT&T Inc.	18,195,597	467,081
CenturyTel, Inc.	9,097,822	295,315
Verizon Communications Inc.	5,967,612	176,582
		938,978

UTILITIES — 7.62%
Ameren Corp.	3,598,680	87,592
American Electric Power Co., Inc.	1,435,000	43,366
Dominion Resources, Inc.	2,800,000	95,452
DTE Energy Co.	750,000	27,735
Duke Energy Corp.	3,800,000	60,116
Exelon Corp.	3,893,720	182,849
FirstEnergy Corp.	2,552,900	110,489
PPL Corp.	3,252,000	95,739
Progress Energy, Inc.	2,346,900	88,079
Public Service Enterprise Group Inc.	2,575,000	76,735
Questar Corp.	3,000,000	119,520
Southern Co.	1,250,000	38,987
Xcel Energy Inc.	4,745,000	89,491
		1,116,150

MISCELLANEOUS — 0.60%
Other common stocks in initial period of acquisition		87,683

Total common stocks (cost: $12,044,741,000)		12,352,275

Preferred stocks — 1.43%

FINANCIALS — 1.43%
JPMorgan Chase & Co., Series I, 7.90%2	87,080,000	87,841
PNC Financial Services Group, Inc., Series K, 8.25%2	900,000	903
PNC Preferred Funding Trust III 8.70%2,3	35,900,000	35,822
Wachovia Capital Trust III 5.80%2	14,885,000	10,799
Wells Fargo & Co. 7.98%2	79,348,000	74,686

Total preferred stocks (cost: $189,814,000)		210,051

Convertible securities — 0.25%

CONSUMER DISCRETIONARY — 0.02%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units	22,000	2,752

FINANCIALS — 0.23%
SLM Corp., Series C, 7.25% convertible preferred 2010	61,000	33,865

Total convertible securities (cost: $29,090,000)		36,617

	Principal amount
Bonds & notes — 8.08%	(000)

ENERGY — 0.20%
Apache Corp. 6.00% 2013	$5,000	5,573
Chevron Corp. 3.95% 2014	5,000	5,271
Enbridge Energy Partners, LP 5.35% 2014	5,075	5,337
Kinder Morgan Energy Partners LP 6.75% 2011	4,000	4,261
Kinder Morgan Energy Partners LP 6.85% 2020	3,000	3,328
Shell International Finance B.V. 4.00% 2014	5,000	5,260
		29,030

INDUSTRIALS — 0.27%
Burlington Northern Santa Fe Corp. 6.75% 2011	8,442	9,177
Honeywell International Inc. 3.875% 2014	3,400	3,561
Lockheed Martin Corp. 4.121% 2013	1,450	1,527
Norfolk Southern Corp. 8.625% 2010	5,000	5,212
Northrop Grumman Corp. 7.75% 2016	4,420	5,329
PACCAR Inc, Series A, 6.375% 2012	5,000	5,424
PACCAR Inc, Series A, 6.875% 2014	5,000	5,715
Union Pacific Corp. 5.125% 2014	3,830	4,108
		40,053

CONSUMER DISCRETIONARY — 1.66%
AOL Time Warner Inc. 6.75% 2011	24,505	26,187
AOL Time Warner Inc. 6.875% 2012	8,436	9,285
Time Warner Inc. 5.50% 2011	13,875	14,841
Black & Decker Corp. 8.95% 2014	18,000	21,263
Comcast Cable Communications, Inc. 6.75% 2011	4,335	4,606
Hasbro, Inc. 6.125% 2014	3,750	4,124
Home Depot, Inc. 0.42% 20092	20,593	20,592
Johnson Controls, Inc. 5.50% 2016	1,720	1,764
News America Inc. 6.90% 2019	3,155	3,543
Staples, Inc. 7.75% 2011	9,380	10,084
Staples, Inc. 9.75% 2014	101,450	123,051
Time Warner Cable Inc. 6.20% 2013	3,985	4,369
		243,709

CONSUMER STAPLES — 0.35%
Avon Products, Inc. 5.625% 2014	5,000	5,489
Coca-Cola Enterprises Inc. 3.75% 2012	5,000	5,262
ConAgra Foods, Inc. 5.875% 2014	5,000	5,471
CVS Caremark Corp. 1.802% 20102	21,055	21,239
CVS Caremark Corp. 6.60% 2019	2,665	2,978
Safeway Inc. 6.25% 2014	5,900	6,522
Sysco Corp. 5.375% 2019	4,000	4,332
		51,293

HEALTH CARE — 0.48%
Abbott Laboratories 5.125% 2019	5,000	5,310
Aetna Inc. 5.75% 2011	1,962	2,067
Aetna Inc. 7.875% 2011	435	461
Amgen Inc. 6.90% 2038	20,000	24,326
Cardinal Health, Inc. 5.65% 2012	2,800	2,968
Eli Lilly and Co. 3.55% 2012	4,250	4,452
Merck & Co., Inc. 1.875% 2011	3,765	3,814
Novartis Capital Corp. 4.125% 2014	5,000	5,286
Pfizer Inc. 4.45% 2012	5,000	5,305
Roche Holdings Inc. 6.00% 20193	10,000	11,094
UnitedHealth Group Inc. 0.472% 20102	50	50
WellPoint, Inc. 5.00% 2011	5,000	5,182
		70,315

FINANCIALS — 2.08%
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	5,000	5,373
American Express Bank 5.55% 2012	28,250	30,177
American Express Centurion Bank 5.55% 2012	18,870	20,157
American Express Co. 7.00% 2018	2,870	3,177
Bank of America Corp. 4.25% 2010	4,720	4,853
Bank of America Corp. 4.375% 2010	24,110	24,793
Bank of America Corp. 4.50% 2010	7,965	8,160
Bank of America Corp. 6.50% 2016	7,000	7,499
Citigroup Funding Inc., Series D, 1.518% 20102	34,400	34,498
Citigroup Inc. 0.313% 20092	9,680	9,680
Citigroup Inc. 0.579% 20102	18,280	18,241
Citigroup Inc. 4.125% 2010	11,915	12,021
Citigroup Inc. 4.625% 2010	2,890	2,954
Citigroup Inc. 6.125% 2017	7,000	7,155
ERP Operating LP 5.50% 2012	1,950	2,042
ERP Operating LP 6.625% 2012	5,500	5,912
ERP Operating LP 6.584% 2015	3,500	3,738
ERP Operating LP 5.125% 2016	2,400	2,370
ERP Operating LP 5.375% 2016	13,404	13,293
ERP Operating LP 5.75% 2017	39,855	40,182
ERP Operating LP 7.125% 2017	5,000	5,238
JPMorgan Chase & Co. 4.75% 2013	5,000	5,304
Kimco Realty Corp. 5.304% 2011	2,500	2,525
MassMutual Global Funding II, 3.625% 20123	5,250	5,418
MetLife Global Funding 5.125% 20143	3,000	3,191
Metropolitan Life Global Funding I, 5.125% 20133	1,665	1,765
New York Life Global Funding 2.25% 20123	5,000	4,999
PNC Funding Corp. 0.481% 20142	5,000	4,689
Simon Property Group, LP 6.75% 2014	7,000	7,539
Westfield Group 5.75% 20153	7,000	7,046
		303,989

INFORMATION TECHNOLOGY — 0.10%
KLA-Tencor Corp. 6.90% 2018	13,700	14,386

TELECOMMUNICATION SERVICES — 0.24%
AT&T Inc. 4.85% 2014	5,000	5,345
Telecom Italia Capital SA 6.175% 2014	5,000	5,430
Verizon Communications Inc. 5.55% 20143	5,000	5,453
Verizon Communications Inc. 8.50% 20183	15,000	18,719
		34,947

UTILITIES — 0.21%
FirstEnergy Solutions Co. 4.80% 20153	3,000	3,078
FPL Group Capital, Inc. 7.875% 2015	20,000	24,330
Progress Energy, Inc. 6.05% 2014	3,500	3,856
		31,264

MORTGAGE-BACKED OBLIGATIONS4 — 1.41%
DEPFA ACS Bank 4.75% 2010	3,980	4,063
Fannie Mae 4.50% 2023	17,183	17,921
Fannie Mae 5.50% 2023	14,865	15,841
Fannie Mae 4.00% 2024	19,472	19,854
Fannie Mae 4.00% 2024	23,736	24,215
Fannie Mae 4.00% 2024	48,667	49,621
Fannie Mae 4.50% 2024	48,517	50,480
Fannie Mae 5.00% 2039	24,248	25,176
		207,171

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 1.08%
Fannie Mae 2.50% 2014	25,775	25,870
Fannie Mae 2.625% 2014	15,000	14,995
Freddie Mac 1.75% 2012	50,240	50,666
U.S. Treasury 0.875% 2011	20,000	20,097
U.S. Treasury 1.125% 2011	5,000	5,016
U.S. Treasury 1.875% 2012	10,000	10,165
U.S. Treasury 3.25% 2016	10,000	10,230
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.50% 2011	10,000	10,093
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.625% 2012	10,000	10,283
		157,415

Total bonds & notes (cost: $1,089,110,000)		1,183,572

Short-term securities — 6.04%

Abbott Laboratories 0.13% due 12/16/20093	13,700	13,696
Coca-Cola Co. 0.15% due 2/2/20103	46,300	46,275
Fannie Mae 0.17%–0.20% due 11/2–12/22/2009	95,700	95,694
Federal Home Loan Bank 0.15%–0.17% due 11/17–12/16/2009	99,400	99,393
Freddie Mac 0.18%–0.245% due 1/21–5/19/2010	209,568	209,454
JPMorgan Chase Funding Inc. 0.16% due 11/23/20093	27,000	26,997
Merck & Co. Inc. 0.14% due 12/14/20093	19,700	19,697
NetJets Inc. 0.14% due 11/30/20093	21,300	21,298
Paccar Financial Corp. 0.20% due 1/25–1/28/2010	46,600	46,571
Private Export Funding Corp. 0.23% due 12/1/20093	7,200	7,199
Procter & Gamble International Funding S.C.A. 0.23% due 1/8/20103	28,700	28,690
Straight-A Funding LLC 0.21% due 11/24/20093	50,000	49,992
U.S. Treasury Bills 0.22%–0.338% due 5/6–8/26/2010	170,600	170,307
Wal-Mart Stores Inc. 0.13%–0.16% due 11/30–12/7/20093	48,970	48,962

Total short-term securities (cost: $884,121,000)		884,225

Total investment securities (cost: $14,236,876,000)		14,666,740
Other assets less liabilities		(16,863)

Net assets		$14,649,877

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Coupon rate may change periodically.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $359,391,000, which represented 2.45% of the net assets of the fund.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the funds’ prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-903-1209O-S21447

Financial statements

Statement of assets and liabilities
at October 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $14,236,876)		$14,666,740
Cash		3,514
Receivables for:
Sales of investments	$8,445
Sales of fund's shares	18,887
Dividends and interest	37,945	65,277
		14,735,531
Liabilities:
Payables for:
Purchases of investments	51,806
Repurchases of fund's shares	20,610
Investment advisory services	3,236
Services provided by affiliates	7,210
Directors' deferred compensation	2,078
Other	714	85,654
Net assets at October 31, 2009		$14,649,877

Net assets consist of:
Capital paid in on shares of capital stock		$15,509,046
Undistributed net investment income		26,823
Accumulated net realized loss		(1,315,856)
Net unrealized appreciation		429,864
Net assets at October 31, 2009		$14,649,877

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (679,790 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$11,861,700	549,899	$21.57
Class B	425,445	19,876	21.41
Class C	609,924	28,558	21.36
Class F-1	402,834	18,728	21.51
Class F-2	129,660	6,011	21.57
Class 529-A	228,116	10,591	21.54
Class 529-B	34,347	1,601	21.46
Class 529-C	65,155	3,037	21.46
Class 529-E	12,432	579	21.48
Class 529-F-1	9,088	421	21.56
Class R-1	16,913	789	21.43
Class R-2	132,182	6,178	21.40
Class R-3	180,571	8,415	21.46
Class R-4	75,433	3,504	21.53
Class R-5	108,114	5,012	21.57
Class R-6	357,963	16,591	21.58

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $22.89 and $22.85, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,073)	$414,061
Interest	76,691	$490,752

Fees and expenses*:
Investment advisory services	35,594
Distribution services	38,455
Transfer agent services	15,056
Administrative services	3,542
Reports to shareholders	1,056
Registration statement and prospectus	2,188
Directors' compensation	399
Auditing and legal	145
Custodian	92
State and local taxes	122
Other	951
Total fees and expenses before waiver	97,600
Less investment advisory services waiver	590
Total fees and expenses after waiver		97,010
Net investment income		393,742

Net realized loss and unrealized appreciation on investments
Net realized loss on investments	(1,311,942)
Net unrealized appreciation on investments	2,323,264
Net realized loss and unrealized appreciation on investments		1,011,322
Net increase in net assets resulting from operations		$1,405,064

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets		(dollars in thousands)

	Year ended October 31
	2009	2008
Operations:
Net investment income	$393,742	$402,269
Net realized (loss) gain on investments	(1,311,942)	165,743
Net unrealized appreciation (depreciation) on investments	2,323,264	(6,930,935)
Net increase (decrease) in net assets resulting from operations	1,405,064	(6,362,923)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(483,060)	(427,515)
Distributions from net realized gain on investments	(37,493)	(872,259)
Total dividends and distributions paid to shareholders	(520,553)	(1,299,774)

Net capital share transactions	(16,251)	223,819

Total increase (decrease) in net assets	868,260	(7,438,878)

Net assets:
Beginning of year	13,781,617	21,220,495
End of year (including undistributed
net investment income: $26,823 and $116,779, respectively)	$14,649,877	$13,781,617

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives – current income, growth of capital and conservation of principal – through investments in companies that participate in the growth of the American economy.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The prices of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2009, the fund reclassified $188,000 from undistributed net investment income to capital paid in on shares of capital stock and $450,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of October 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$28,346
Capital loss carryforward expiring 2017*	(1,310,988)
Gross unrealized appreciation on investment securities	1,657,271
Gross unrealized depreciation on investment securities	(1,232,189)
Net unrealized appreciation on investment securities	425,082
Cost of investment securities	14,241,658

*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2009			Year ended October 31, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$405,415	$31,214	$436,629	$369,421	$730,542	$1,099,963
Class B	12,408	1,229	13,637	10,304	31,107	41,411
Class C	16,302	1,585	17,887	12,522	38,154	50,676
Class F-1	12,755	954	13,709	11,629	23,835	35,464
Class F-2*	2,130	31	2,161	29	-	29
Class 529-A	7,009	521	7,530	5,513	10,805	16,318
Class 529-B	889	87	976	620	1,926	2,546
Class 529-C	1,575	148	1,723	1,047	3,192	4,239
Class 529-E	354	28	382	266	597	863
Class 529-F-1	268	18	286	184	328	512
Class R-1	384	34	418	233	600	833
Class R-2	3,153	306	3,459	2,124	6,663	8,787
Class R-3	5,058	402	5,460	4,009	9,338	13,347
Class R-4	2,127	148	2,275	1,569	2,936	4,505
Class R-5	8,585	788	9,373	8,045	12,236	20,281
Class R-6†	4,648	-	4,648	-	-	-
Total	$483,060	$37,493	$520,553	$427,515	$872,259	$1,299,774

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.384% on the first $1 billion of month-end net assets and decreasing to 0.225% on such assets in excess of $21 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended October 31, 2009, total investment advisory services fees waived by CRMC were $590,000. As a result, the fee shown on the accompanying financial statements of $35,594,000, which was equivalent to an annualized rate of 0.268%, was reduced to $35,004,000, or 0.263% of average month-end net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended October 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$24,858	$14,476	Not applicable	Not applicable	Not applicable
Class B	4,101	580	Not applicable	Not applicable	Not applicable
Class C	5,481	Included in administrative services	$813	$136	Not applicable
Class F-1	843		411	35	Not applicable
Class F-2	Not applicable		65	3	Not applicable
Class 529-A	402		215	34	$193
Class 529-B	308		35	11	31
Class 529-C	546		62	17	55
Class 529-E	53		12	2	11
Class 529-F-1	-		8	1	7
Class R-1	131		14	9	Not applicable
Class R-2	840		168	475	Not applicable
Class R-3	746		224	125	Not applicable
Class R-4	146		86	7	Not applicable
Class R-5	Not applicable		200	3	Not applicable
Class R-6*	Not applicable		74	-†	Not applicable
Total	$38,455	$15,056	$2,387	$858	$297
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $399,000, shown on the accompanying financial statements, includes $459,000 in current fees (either paid in cash or deferred) and a net decrease of $60,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Energy	$1,321,268	$-	$-	$1,321,268
Materials	527,152	-	-	527,152
Industrials	2,326,406	-	-	2,326,406
Consumer discretionary	1,128,964	-	-	1,128,964
Consumer staples	961,228	-	-	961,228
Health care	1,398,820	-	-	1,398,820
Financials	475,097	-	-	475,097
Information technology	2,070,529	-	-	2,070,529
Telecommunication services	938,978	-	-	938,978
Utilities	1,116,150	-	-	1,116,150
Miscellaneous	87,683	-	-	87,683
Preferred stocks	-	210,051	-	210,051
Convertible securities	2,752	33,865		36,617
Bonds & notes:
Corporate bonds & notes	-	722,043	-	722,043
Mortgage-backed obligations	-	207,171	-	207,171
Bonds & notes of U.S. government & government agencies	-	157,415	-	157,415
Other	-	96,943	-	96,943
Short-term securities	-	884,225	-	884,225
Total	$12,355,027	$2,311,713	$-	$14,666,740

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2009
Class A	$1,860,461	97,853	$407,646	21,693	$(2,607,917)	(138,962)	$(339,810)	(19,416)
Class B	39,546	2,129	13,209	711	(105,762)	(5,637)	(53,007)	(2,797)
Class C	129,260	6,812	17,037	917	(148,530)	(8,046)	(2,233)	(317)
Class F-1	158,801	8,295	11,954	636	(139,120)	(7,409)	31,635	1,522
Class F-2	122,928	6,248	1,676	84	(13,189)	(676)	111,415	5,656
Class 529-A	42,720	2,211	7,528	400	(26,889)	(1,417)	23,359	1,194
Class 529-B	3,048	165	975	52	(3,592)	(190)	431	27
Class 529-C	15,115	792	1,722	92	(9,981)	(529)	6,856	355
Class 529-E	2,458	128	382	20	(1,505)	(79)	1,335	69
Class 529-F-1	3,644	187	284	15	(1,388)	(74)	2,540	128
Class R-1	7,120	364	413	22	(4,200)	(222)	3,333	164
Class R-2	43,114	2,273	3,447	185	(33,534)	(1,775)	13,027	683
Class R-3	58,265	3,002	5,443	290	(43,651)	(2,293)	20,057	999
Class R-4	33,113	1,697	2,272	120	(19,358)	(1,020)	16,027	797
Class R-5	127,217	6,857	9,154	503	(306,801)	(16,178)	(170,430)	(8,818)
Class R-6(2)	316,908	16,479	4,648	223	(2,342)	(111)	319,214	16,591
Total net increase
(decrease)	$2,963,718	155,492	$487,790	25,963	$(3,467,759)	(184,618)	$(16,251)	(3,163)

Year ended October 31, 2008
Class A	$1,592,424	62,923	$1,036,100	37,601	$(2,530,152)	(100,436)	$98,372	88
Class B	46,912	1,843	39,997	1,451	(124,162)	(4,942)	(37,253)	(1,648)
Class C	109,819	4,342	48,556	1,764	(174,340)	(6,962)	(15,965)	(856)
Class F-1	141,671	5,596	31,676	1,151	(198,056)	(7,886)	(24,709)	(1,139)
Class F-2(3)	8,786	392	22	1	(805)	(38)	8,003	355
Class 529-A	40,303	1,560	16,308	593	(26,376)	(1,035)	30,235	1,118
Class 529-B	3,725	144	2,545	92	(3,862)	(154)	2,408	82
Class 529-C	12,352	478	4,237	153	(10,984)	(430)	5,605	201
Class 529-E	2,328	90	863	31	(1,766)	(70)	1,425	51
Class 529-F-1	2,081	80	512	19	(1,423)	(56)	1,170	43
Class R-1	7,468	292	822	30	(3,955)	(155)	4,335	167
Class R-2	43,021	1,674	8,774	319	(43,645)	(1,695)	8,150	298
Class R-3	49,191	1,917	13,326	485	(59,453)	(2,324)	3,064	78
Class R-4	29,233	1,118	4,503	164	(21,368)	(826)	12,368	456
Class R-5	161,112	6,137	19,437	710	(53,938)	(2,064)	126,611	4,783
Total net increase
(decrease)	$2,250,426	88,586	$1,227,678	44,564	$(3,254,285)	(129,073)	$223,819	4,077

(1) Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,642,572,000 and $3,141,892,000, respectively, during the year ended October 31, 2009.

8. Subsequent events

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund. As of December 10, 2009, the date the financial statements were available to be issued, no other subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 10/31/2009	$20.20	$.59	$1.56	$2.15	$(.72)	$(.06)	$(.78)	$21.57	11.27%	$11,862	.67%	.66%	3.05%
Year ended 10/31/2008	31.29	.60	(9.76)	(9.16)	(.64)	(1.29)	(1.93)	20.20	(30.85)	11,499	.60	.57	2.28
Year ended 10/31/2007	29.14	.64	2.83	3.47	(.61)	(.71)	(1.32)	31.29	12.19	17,809	.58	.56	2.09
Year ended 10/31/2006	26.52	.63	3.55	4.18	(.55)	(1.01)	(1.56)	29.14	16.40	16,044	.58	.55	2.31
Year ended 10/31/2005	25.10	.54	1.41	1.95	(.48)	(.05)	(.53)	26.52	7.80	13,850	.58	.56	2.06
Class B:
Year ended 10/31/2009	20.05	.44	1.56	2.00	(.58)	(.06)	(.64)	21.41	10.45	426	1.45	1.44	2.29
Year ended 10/31/2008	31.06	.40	(9.69)	(9.29)	(.43)	(1.29)	(1.72)	20.05	(31.37)	455	1.37	1.34	1.52
Year ended 10/31/2007	28.95	.40	2.80	3.20	(.38)	(.71)	(1.09)	31.06	11.28	756	1.36	1.33	1.32
Year ended 10/31/2006	26.36	.41	3.53	3.94	(.34)	(1.01)	(1.35)	28.95	15.48	689	1.37	1.34	1.52
Year ended 10/31/2005	24.94	.33	1.41	1.74	(.27)	(.05)	(.32)	26.36	7.00	595	1.38	1.36	1.26
Class C:
Year ended 10/31/2009	20.01	.43	1.55	1.98	(.57)	(.06)	(.63)	21.36	10.39	610	1.48	1.47	2.24
Year ended 10/31/2008	31.00	.38	(9.66)	(9.28)	(.42)	(1.29)	(1.71)	20.01	(31.40)	578	1.42	1.39	1.47
Year ended 10/31/2007	28.89	.38	2.80	3.18	(.36)	(.71)	(1.07)	31.00	11.26	922	1.41	1.38	1.27
Year ended 10/31/2006	26.31	.39	3.52	3.91	(.32)	(1.01)	(1.33)	28.89	15.41	796	1.42	1.40	1.46
Year ended 10/31/2005	24.90	.31	1.41	1.72	(.26)	(.05)	(.31)	26.31	6.91	666	1.44	1.42	1.19
Class F-1:
Year ended 10/31/2009	20.14	.59	1.56	2.15	(.72)	(.06)	(.78)	21.51	11.31	403	.67	.67	3.03
Year ended 10/31/2008	31.21	.59	(9.74)	(9.15)	(.63)	(1.29)	(1.92)	20.14	(30.89)	347	.64	.61	2.25
Year ended 10/31/2007	29.07	.62	2.83	3.45	(.60)	(.71)	(1.31)	31.21	12.14	573	.63	.60	2.05
Year ended 10/31/2006	26.46	.62	3.54	4.16	(.54)	(1.01)	(1.55)	29.07	16.36	495	.62	.60	2.26
Year ended 10/31/2005	25.04	.52	1.41	1.93	(.46)	(.05)	(.51)	26.46	7.71	434	.67	.65	1.97
Class F-2:
Year ended 10/31/2009	20.20	.58	1.63	2.21	(.78)	(.06)	(.84)	21.57	11.58	130	.43	.43	2.86
Period from 8/5/2008 to 10/31/2008	25.64	.12	(5.39)	(5.27)	(.17)	-	(.17)	20.20	(20.69)	7	.09	.08	.54
Class 529-A:
Year ended 10/31/2009	20.17	.57	1.57	2.14	(.71)	(.06)	(.77)	21.54	11.22	228	.74	.74	2.95
Year ended 10/31/2008	31.25	.57	(9.74)	(9.17)	(.62)	(1.29)	(1.91)	20.17	(30.93)	189	.69	.66	2.19
Year ended 10/31/2007	29.11	.60	2.83	3.43	(.58)	(.71)	(1.29)	31.25	12.07	259	.68	.65	1.99
Year ended 10/31/2006	26.50	.60	3.55	4.15	(.53)	(1.01)	(1.54)	29.11	16.29	206	.66	.64	2.21
Year ended 10/31/2005	25.07	.51	1.42	1.93	(.45)	(.05)	(.50)	26.50	7.71	151	.70	.68	1.93
Class 529-B:
Year ended 10/31/2009	20.10	.42	1.56	1.98	(.56)	(.06)	(.62)	21.46	10.31	34	1.55	1.55	2.16
Year ended 10/31/2008	31.14	.36	(9.71)	(9.35)	(.40)	(1.29)	(1.69)	20.10	(31.47)	32	1.49	1.46	1.39
Year ended 10/31/2007	29.01	.36	2.82	3.18	(.34)	(.71)	(1.05)	31.14	11.19	46	1.48	1.46	1.19
Year ended 10/31/2006	26.42	.37	3.53	3.90	(.30)	(1.01)	(1.31)	29.01	15.29	40	1.50	1.47	1.38
Year ended 10/31/2005	25.00	.29	1.41	1.70	(.23)	(.05)	(.28)	26.42	6.79	32	1.55	1.53	1.09
Class 529-C:
Year ended 10/31/2009	20.10	.42	1.56	1.98	(.56)	(.06)	(.62)	21.46	10.33	65	1.54	1.54	2.15
Year ended 10/31/2008	31.13	.36	(9.70)	(9.34)	(.40)	(1.29)	(1.69)	20.10	(31.45)	54	1.48	1.46	1.40
Year ended 10/31/2007	29.01	.36	2.81	3.17	(.34)	(.71)	(1.05)	31.13	11.17	77	1.48	1.45	1.19
Year ended 10/31/2006	26.42	.38	3.53	3.91	(.31)	(1.01)	(1.32)	29.01	15.31	62	1.49	1.46	1.39
Year ended 10/31/2005	25.00	.29	1.41	1.70	(.23)	(.05)	(.28)	26.42	6.82	48	1.54	1.52	1.10
Class 529-E:
Year ended 10/31/2009	20.12	.51	1.57	2.08	(.66)	(.06)	(.72)	21.48	10.88	12	1.04	1.03	2.66
Year ended 10/31/2008	31.17	.50	(9.72)	(9.22)	(.54)	(1.29)	(1.83)	20.12	(31.11)	10	.97	.95	1.91
Year ended 10/31/2007	29.04	.51	2.82	3.33	(.49)	(.71)	(1.20)	31.17	11.74	14	.97	.95	1.70
Year ended 10/31/2006	26.44	.52	3.54	4.06	(.45)	(1.01)	(1.46)	29.04	15.92	11	.97	.95	1.90
Year ended 10/31/2005	25.02	.42	1.41	1.83	(.36)	(.05)	(.41)	26.44	7.35	8	1.02	1.00	1.61

Class 529-F-1:
Year ended 10/31/2009	$20.19	$.61	$1.57	$2.18	$(.75)	$(.06)	$(.81)	$21.56	11.44%	$9	.54%	.53%	3.14%
Year ended 10/31/2008	31.28	.63	(9.76)	(9.13)	(.67)	(1.29)	(1.96)	20.19	(30.78)	6	.47	.45	2.41
Year ended 10/31/2007	29.13	.66	2.84	3.50	(.64)	(.71)	(1.35)	31.28	12.32	8	.47	.45	2.19
Year ended 10/31/2006	26.52	.65	3.55	4.20	(.58)	(1.01)	(1.59)	29.13	16.49	5	.47	.44	2.37
Year ended 10/31/2005	25.08	.52	1.42	1.94	(.45)	(.05)	(.50)	26.52	7.77	3	.64	.62	1.99
Class R-1:
Year ended 10/31/2009	20.07	.43	1.57	2.00	(.58)	(.06)	(.64)	21.43	10.43	17	1.48	1.47	2.22
Year ended 10/31/2008	31.10	.38	(9.70)	(9.32)	(.42)	(1.29)	(1.71)	20.07	(31.41)	13	1.41	1.38	1.47
Year ended 10/31/2007	28.97	.37	2.80	3.17	(.33)	(.71)	(1.04)	31.10	11.18	14	1.45	1.43	1.22
Year ended 10/31/2006	26.38	.38	3.54	3.92	(.32)	(1.01)	(1.33)	28.97	15.38	15	1.46	1.43	1.42
Year ended 10/31/2005	24.97	.31	1.40	1.71	(.25)	(.05)	(.30)	26.38	6.86	12	1.48	1.45	1.17
Class R-2:
Year ended 10/31/2009	20.05	.40	1.56	1.96	(.55)	(.06)	(.61)	21.40	10.22	132	1.62	1.62	2.08
Year ended 10/31/2008	31.06	.36	(9.69)	(9.33)	(.39)	(1.29)	(1.68)	20.05	(31.47)	110	1.51	1.48	1.37
Year ended 10/31/2007	28.94	.38	2.81	3.19	(.36)	(.71)	(1.07)	31.06	11.24	161	1.49	1.41	1.24
Year ended 10/31/2006	26.36	.39	3.52	3.91	(.32)	(1.01)	(1.33)	28.94	15.36	133	1.61	1.41	1.43
Year ended 10/31/2005	24.95	.31	1.41	1.72	(.26)	(.05)	(.31)	26.36	6.90	99	1.65	1.42	1.19
Class R-3:
Year ended 10/31/2009	20.10	.51	1.57	2.08	(.66)	(.06)	(.72)	21.46	10.89	181	1.03	1.03	2.66
Year ended 10/31/2008	31.14	.50	(9.71)	(9.21)	(.54)	(1.29)	(1.83)	20.10	(31.10)	149	.96	.94	1.92
Year ended 10/31/2007	29.01	.52	2.81	3.33	(.49)	(.71)	(1.20)	31.14	11.76	228	.97	.95	1.71
Year ended 10/31/2006	26.41	.52	3.54	4.06	(.45)	(1.01)	(1.46)	29.01	15.94	222	.96	.93	1.92
Year ended 10/31/2005	25.00	.44	1.40	1.84	(.38)	(.05)	(.43)	26.41	7.37	181	.98	.96	1.65
Class R-4:
Year ended 10/31/2009	20.16	.57	1.58	2.15	(.72)	(.06)	(.78)	21.53	11.26	75	.71	.71	2.96
Year ended 10/31/2008	31.23	.58	(9.74)	(9.16)	(.62)	(1.29)	(1.91)	20.16	(30.90)	54	.66	.64	2.21
Year ended 10/31/2007	29.09	.61	2.82	3.43	(.58)	(.71)	(1.29)	31.23	12.08	70	.67	.65	2.00
Year ended 10/31/2006	26.48	.60	3.54	4.14	(.52)	(1.01)	(1.53)	29.09	16.26	55	.68	.66	2.20
Year ended 10/31/2005	25.06	.51	1.41	1.92	(.45)	(.05)	(.50)	26.48	7.69	43	.69	.67	1.94
Class R-5:
Year ended 10/31/2009	20.20	.65	1.55	2.20	(.77)	(.06)	(.83)	21.57	11.55	108	.40	.39	3.47
Year ended 10/31/2008	31.29	.65	(9.75)	(9.10)	(.70)	(1.29)	(1.99)	20.20	(30.69)	279	.36	.34	2.52
Year ended 10/31/2007	29.14	.71	2.82	3.53	(.67)	(.71)	(1.38)	31.29	12.42	283	.37	.35	2.32
Year ended 10/31/2006	26.53	.68	3.54	4.22	(.60)	(1.01)	(1.61)	29.14	16.58	267	.38	.35	2.49
Year ended 10/31/2005	25.10	.58	1.43	2.01	(.53)	(.05)	(.58)	26.53	8.05	198	.39	.36	2.22
Class R-6:
Six months ended 10/31/2009	18.74	.31	2.86	3.17	(.33)	-	(.33)	21.58	16.99	358	.36 (5)	.36 (5)	3.03 (5)

	Year ended October 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	27%	23%	19%	19%	22%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
American Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio and the summary investment portfolio, of American Mutual Fund, Inc. (the “Fund”), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 10, 2009

Tax information
                                                                                                                          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2009:

Long-term capital gains	$37,493,000
Qualified dividend income	100%
Corporate dividends received deduction	$396,859,000
U.S. government income that may be exempt from state taxation	$2,814,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.